VAN KAMPEN FOCUS PORTFOLIOS, SERIES 225, 242 AND 250

                   Great International Firms Trust, Series 12
              Great International Firms Portfolio, Series 13 and 14


                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the prospectus, the stock of Marconi Plc was liquidated from the trusts set forth above due to serious adverse credit factors.



Supplement Dated:  March 22, 2002                                    GIFTSPT0302